SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._____)

[_X_]	Filed by Registrant
[___]	Filed by a Party other than the Registrant

Check the appropriate box:
[_X_]	Preliminary Proxy Statement
[___]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[___]	Definitive Proxy Statement
[___]	Definitive Additional Materials
[___]	Soliciting Material under Rule 14a-12

Institutional Investor Trust Name of the Registrant as Specified in Its Charter
____________________________________________________________ (Name of Person(s) Filing Proxy Statement if other than the Registrant

Payment of Filing Fee (Check the appropriate box):
[_X_]	No fee required.
[___]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:
  __________________________________________________
  Aggregate number of securities to which transaction applies:
  __________________________________________________
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  __________________________________________________
  Proposed maximum aggregate value of transaction:
  __________________________________________________
  Total fee paid:
  __________________________________________________

[___]	Fee paid previously with preliminary materials.
[___]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

  Amount Previously Paid:
  __________________________________________________
  Form, Schedule or Registration Statement No.:
  __________________________________________________
  Filing Party:
  __________________________________________________
  Date Filed:
  __________________________________________________

Institutional Investor Trust

June 15, 2016

Dear Sector Allocation Model Fund Investor:

You are a shareholder of the Sector Allocation Model Fund (the "Fund") through a financial services provider who has purchased shares of the Fund on your hehalf through its relationship with Institutional Investor Trust (the "Trust"). A short while ago, the Board of Trustees of the Trust approved a plan to liquidate the Fund after the resignation of the Fund's sub-adviser and consideration of both stategy alternatives and a new investment adviser. Enclosed you will find the proxy materials needed to vote on the proposed liquidation, as well as more detailed information on the plan of liquidation.

YOUR VOTE IS VITAL IN THIS PROCESS, SO PLEASE BE SURE TO COMPLETE YOUR PROXY AS SOON AS POSIBLE. YOU MAY RETURN IT (1) BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE, (2) BY FAX TO 941-496-4660, OR BY EMAIL ATTACHMENT TO COMPLIANCE@CTRUST.COM.

If you have any questions regarding the proxy, please contact your financial services provider or a Trust representative at 1-800-338-9476. If the Trust does not receive your vote, a representative from your financial services provider or the Trust may contact you by phone.

Please note that you do not have to wait for completion of the Fund's liquidation (scheduled for July 13, 2016 or as soon thereafter as possible) to redeem your shares. You may request that your financial services provider redeem your shares at any time.

BECAUSE YOU WERE A SHAREHOLDER AS OF THE JUNE 2, 2016 DATE OF RECORD, WE NEED TO RECEIVE YOUR VOTE:

  WHETHER OR NOT YOU REQUEST A REDEMPTION BEFORE LIQUIDATION, AND
  EVEN IF YOU HAVE ALREADY REDEEMED YOUR SHARES WHEN YOU RECEIVE THIS STATEMENT OF PROXY.

Sincerely,

/s/ H. Lee Thacker, Jr.
Secretary

1400 Center Road, Venice, FL 34292

941-493-3600 (Local) , 941-496-4660 (Fax), 800-338-9476 (Toll Free)

Institutional Investor Trust

1400 Center Road

Venice, FL 34292

Tel (800) 338-9476; Fax: (941) 496-4660

NOTICE OF MEETING

June 15, 2016

The Institutional Investor Trust, on behalf of itself and the Sector Allocation Model Series, a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on July 5, 2016 at 3:00 p.m. Eastern Time. The Special Meeting will take place at the offices of The Trust, 1400 Center Road, Venice, Florida 34292 for the following purposes:

1.	To consider and vote upon a proposed Agreement and Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Trust; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 2, 2016 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Institutional Investor Trust

/s/ H. Lee Thacker, Jr.

H. Lee Thacker, Jr.

Secretary

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by facsimile and electronic mail. See “Voting Procedures” in the Proxy Statement for additional information.

Institutional Investor Trust

1400 Center Road

Venice, FL 34292

Tel (800) 338-9476; Fax: (941) 496-4660

PROXY STATEMENT

June 15, 2016

The Institutional Investor Trust, a Massachusetts business trust, on behalf of itself and the Sector Allocation Model Series, a series of the Trust, will hold a Special Meeting of Shareholders on July 5, 2016 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice. The Special Meeting will take place at the Trust's principal office, which is located at the offices of the Trust, 1400 Center Road, Venice, Florida 34292. The Trust's telephone number is (800) 338-9476.

Shareholders of record of the Fund at the close of business on June 2, 2016 (the “Record Date”) are entitled to vote at the Special Meeting. This proxy statement is provided in connection with the solicitation of proxies by the Trust's Board of Trustees and is first being sent to shareholders on or about the date noted above. Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments). Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving a proposed Agreement and Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Trust, as summarized below in the Proposal. Unsigned proxies will not be counted as present at the meeting.

Proxies submitted by mail should be sent to the Trust at 1400 Center Road, Venice, Florida 34292. A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience. Proxies may also be submitted by facsimile to (941) 496-4660 or electronic mail to compliance@ctrust.com.

This proxy statement is being furnished by the Fund to its shareholders in connection with its upcoming Special Meeting. The Board of Trustees is soliciting the proxies of the Fund’s shareholders as of the Record Date with respect to the proposal indicated in the table below.

Proposal
To consider and vote upon a proposed Agreement and Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Trust.

Institutional Investor Trust

1400 Center Road

Venice, FL 34292

Tel (800) 338-9476; Fax: (941) 496-4660

OTHER INFORMATION

June 15, 2016

Voting Securities

The Sector Allocation Model Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares. As of June 2, 2016, the Record Date, there were [_____] shares of the Sector Allocation Model Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers did not own shares of the Fund.

As of the Record Date, no shareholder held more than 5% of any class of shares of the Fund.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by facsimile to (941) 496-4660 or electronic mail to compliance@ctrust.com.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be for a period exceeding 120 days after the Record Date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The person named as proxy will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposal to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the proposal to be considered at the adjourned meeting.

According to the Trust’s Declaration of Trust, an affirmative vote of the holders of a majority of the shares outstanding must approve the termination of dissolution of the Trust.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the proposal and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the proposal and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Trust, 1400 Center Road, Venice, Florida 34292. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail. In addition, a shareholder may revoke a proxy by delivering a written notice to the Trust, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of the Trust, 1400 Center Road, Venice, Florida 34292; (ii) facsimile to (941) 496-4660; or (iii) electronic mail to compliance@ctrust.com.

Proxy Solicitation; Expenses

The Fund’s Board of Trustees is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and Institutional Investor Advisers, Inc. without additional compensation or, if necessary, a commercial firm retained for this purpose. Institutional Investor Advisers, Inc. will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in its names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. Institutional Investor Advisers, Inc. estimates that it will spend approximately $5,000 or less in total costs for soliciting shareholder proxies.

The Fund’s Investment Advisor

The current investment advisor for the Fund is Institutional Investor Advisers, Inc. (the “Adviser”), with an address at 1400 Center Road, Venice, Florida 34292. The Trust acts as distributor of all its shares and maintains its own shareholder register, acting as transfer agent for all shares outstanding.

Annual Report

The Fund will furnish, without charge, a copy of the Annual Report to a shareholder upon request to the Fund by writing the Trust at 1400 Center Road, Venice, Florida 34292 or by calling the Fund toll-free at (800) 338-9476. Shareholders may also view the Annual Report at the Fund’s web site at http://www.ii-trust.com.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the reports and proxy statements the Fund send. If you would like to receive an additional copy, please contact the Fund by writing to the Trust, 1400 Center Road, Venice, Florida 34292 or by calling the Fund toll-free at (800) 338-9476. The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Other Business

Fund management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement. In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Please complete the enclosed proxy and return it promptly. You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.

June 15, 2016

By Order of the Board of Trustees

/s/ Roland G. Caldwell, Jr.

Roland G. Caldwell, Jr.

Chairman

Important Notice Regarding the Availability of Proxy Materials For
The Shareholder Meeting to Be Held on July 5, 2016:
The proxy statement is available at http://www.ii-trust.com.

Institutional Investor Trust

1400 Center Road

Venice, FL 34292

Tel (800) 338-9476; Fax: (941) 496-4660

PROPOSAL

June 15, 2016

Proposal to Approve a Plan of Dissolution and Liquidation

Introduction

On May 20, 2016, the Board of Trustees considered and approved the Adviser’s recommendation that the Fund be dissolved and liquidated and considered and approved a form of an Agreement and Plan of Dissolution and Liquidation of Sector Allocation Model Fund Series (the “Liquidation Plan”) to be submitted to the shareholders of the Fund for approval. A copy of the Liquidation Plan is attached as Attachment A to this Proxy Statement. If fund shareholders approve the Liquidation Plan, the Adviser will sell the Fund’s portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales in cash, pro rata in accordance with Fund holdings. The Board of Trustees unanimously recommends that shareholders vote FOR the Liquidation Plan.

Background

The Fund is an open-end diversified management investment company that is a Massachusetts business trust. The Fund's investment objective is to outperform the S&P500 modestly as the market moves up and dramatically as it moves down. The Fund seeks to create value by avoiding extreme market losses rather than trying to capture extreme market gains. In September 2015, the Fund's sub-adviser since inception, F-Squared Institutional Advisors, LLC, resigned. Since the resignation of the prior sub-adviser, the Adviser and the Board have considered strategies alternatives for the Fund, including the consideration of a new investment adviser to provide advisory services to the Fund. After pursuing these strategic alternatives, the Adviser believes that it would be in the best interest of the Fund's shareholders to approve the dissolution and liquidation of the Fund. Accordingly, the Adviser has recommended liquidating the Fund's assets and distributing the proceeds to Fund shareholders.

On May 20, 2016, the Board of Trustees agreed with the Adviser’s recommendation. Accordingly, the Board of Trustees, including all of the Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, unanimously adopted a resolution declaring that the proposed dissolution and liquidation was in the best interests of the Fund and its shareholders, approving a form of a Liquidation Plan, and directing the Adviser to submit it for shareholder approval.

Description of the Liquidation Plan and Related Transactions

If the Liquidation Plan is approved by the Fund’s shareholders, as of the date of approval, the Fund will cease to carry on its business and will proceed to sell all of its portfolio securities and other assets for cash at one or more public or private sales and at such prices and on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Adviser anticipates that the aggregate of such prices, net of the Fund’s liabilities, will approximate the Fund’s net asset value on such date, subject to market changes during the period in which portfolio securities are sold. The Fund will file a copy of its act of termination reflecting the dissolution of the Fund with the Massachusetts Secretary of Commonwealth in accordance with Massachusetts law. The Fund then will apply its assets to the payment, satisfaction and discharge of all existing debts and obligations of the Fund, and distribute in one or more payments the remaining assets among the shareholders of the Fund, with each shareholder receiving his or her proportionate share of each liquidation distribution in cash. Upon such filing, the Fund will be statutorily dissolved and will cease to exist, and no shareholder will have any interest whatsoever in the Fund. The Adviser will bear the expenses of liquidation of the Fund consistent with the terms of its Management Agreement with Fund, which provides that except for interest, brokerage commissions and transaction charges and certain extraordinary expenses, the Adviser will pay all of the Fund’s costs and expenses.

If the Liquidation Plan is adopted, the Adviser currently estimates that the liquidation distributions will be paid to shareholders on or about July 13, 2016. However, the exact date of the liquidation distributions will depend on the time required to liquidate the Fund’s assets. Shareholders whose shares are held in the name of their broker or other financial institution will receive their distributions through their nominee firms. The Fund may, if deemed appropriate, hold back sufficient assets to deal with any disputed claims or other contingent liabilities which may then exist against the Fund. Any amount that is held back relating to any such claim will be deducted pro rata from the net assets distributable to shareholders and held until the claim is settled or otherwise determined. The Adviser does not anticipate, however, that it will be necessary to hold back any assets to deal with disputed claims or other contingent liabilities. In the event that claims are not adequately provided for or are brought after dissolution by previously unknown creditors or claimants, Fund directors and officers could be held personally liable. In addition, although unlikely, claims possibly could be pursued against shareholders to the extent of distributions received by them in liquidation.

The Fund does not currently intend to create a trust to administer liquidation distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan because of its inability to locate shareholders to whom liquidation distributions are payable, the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of any such trust will be charged against the liquidation distributions held therein.

As soon as practicable after the distribution of all of the Fund’s assets in complete liquidation, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments.

Federal Income Tax Consequences

Payment by the Fund of liquidation distributions to shareholders will be a taxable event. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

Required Vote

The affirmative vote of a majority of the Fund’s shares entitled to vote at the meeting is required to approve the Liquidation Plan. The Board of Trustees recommends that shareholders vote FOR approval of the Liquidation Plan.

Conclusion

Based upon its review, the Board concluded that the Liquidation Plan is in the best interests of the Fund and the Fund’s shareholders.  Accordingly, the Board recommends a vote “FOR” the approval of the Distribution Plan.

ATTACHMENT A

AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION

Institutional Investor Trust

THIS AGREEMENT AND PLAN OF DISSOLUTION AND LIQUIDATION (the “Liquidation Plan”) is made as of this 15th day of June, 2016, by Institutional Investor Trust, on behalf of itself and the Sector Allocation Model Fund Series (“Fund”), a Massachusetts business trust with its principal place of business at 1400 Center Road, Venice, Florida 34292 operating as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).

This Liquidation Plan sets forth the terms and conditions of the Fund’s complete dissolution, liquidation, and termination.

WITNESSETH:

WHEREAS, on May 20, 2016, the Board of Trustees, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, determined to submit the Liquidation Plan to the Fund’s shareholders for their approval, such Liquidation Plan to provide for the orderly dissolution, liquidation, and termination of the Fund.

NOW, THEREFORE, upon approval of the Liquidation Plan by the Fund’s shareholders, the dissolution, liquidation, and termination of the Fund shall be carried out in the manner set forth herein:

1. EFFECTIVE DATE OF THE LIQUIDATION PLAN. The Liquidation Plan shall be effective only upon its approval by the vote of a majority of the outstanding voting securities of the Fund obtained at a special meeting of the Fund’s shareholders called for the purpose of voting on the Liquidation Plan. The date of the Liquidation Plan’s approval by the Fund’s shareholders is hereinafter referred to as the “Effective Date.”

2. WINDING UP OF BUSINESS. Commencing with the Effective Date, the Fund shall wind up its business and affairs and, as soon as is practicable, distribute its net assets to shareholders in accordance with the provisions of the Liquidation Plan after payment to (or reservation of assets for payment to) the Fund’s creditors.

Notwithstanding the provisions of the Liquidation Plan, the Fund shall, prior to making the final liquidating distributions to shareholders described in Section 5, continue to (i) honor requests for the redemption of the Fund shares received before the close of business on the Liquidation Date (as defined in Section 5); and (ii) issue shares, as appropriate, in connection with the reinvestment of dividends or distributions by existing shareholders.

3. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date and consistent with the terms of the Liquidation Plan, the Fund, to the extent it has not already done so, shall liquidate its assets to cash form.

4. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve reasonable amounts to pay) all known liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distributions described in Section 5.

5. FINAL LIQUIDATING DISTRIBUTIONS. As soon as practicable after the liquidation of all of its assets to cash form and the payment of (or the reservation of reasonable amounts for the payment of) known liabilities, the Fund shall calculate final liquidating distributions with respect to its shares and distribute such net liquidation proceeds to all remaining shareholders in the manner provided below. The date determined by the Fund for the calculation of such final liquidating distributions is hereinafter referred to as the “Liquidation Date.”

(a) Each shareholder who is a record holder of Fund shares as shown on the books of the Fund as of the close of business on the Liquidation Date (a “Record Holder”) shall be entitled to and shall receive from the Fund’s net liquidation proceeds payable a liquidating distribution proportionate to his share ownership (a “Liquidation Distribution”). Each Liquidation Distribution shall be calculated using the net asset value per share as determined as of the close of business on the Liquidation Date in accordance with the Fund’s most recent prospectus and statement of additional information, as supplemented, and shall be rounded to the second decimal place.

(b) As soon as practicable after the Liquidation Date, the Fund shall pay each Liquidation Distribution either by wire or by check made payable to and mailed direction to the Record Holder.

(c) No shareholder shall be entitled to interest on a Liquidation Distribution, and such distributions shall be subject to any applicable withholding fees or taxes.

(d) The final liquidating distributions described above shall be in complete redemption and cancellation of all of the Fund’s outstanding shares.

6. TERMINATION OF THE FUND. As soon as practicable after the completion of the final liquidating distributions described in Section 5, the Fund shall be terminated pursuant to the terms of this Liquidation Plan, and applicable provisions of Massachusetts law.

7. EXPENSES OF LIQUIDATION AND TERMINATION. The Fund’s investment adviser, Institutional Investor Advisers, Inc., will bear all expenses that are incurred by the Fund in connection with the implementation of the Liquidation Plan (other than brokerage commissions, taxes, and extraordinary expenses, if any).

8. AUTHORIZATION OF TRUSTEES AND FUND OFFICERS. The Board of Trustees and, subject to the general direction of the Board, the Fund’s officers shall have the authority, in the name and on behalf of the Fund, to make, execute, and deliver such other agreements, conveyances, assignments, certificates and filings and to take such further actions as they may deem necessary or desirable in order to carry out this Liquidation Plan and to conduct and complete the winding-up of the business and affairs of the Fund, including the preparation and filing of all tax returns and the preparation and filing of Form 966 with the Internal Revenue Service, together with certified copies of the directors’ and shareholders’ resolutions approving this Agreement and Liquidation Plan, as well as the preparation of any other forms or documents that may be required by the 1940 Act, applicable Massachusetts law, or any other applicable state or federal law.

9. AMENDMENT AND TERMINATION OF LIQUIDATION PLAN.

(a) Except as otherwise provided by applicable law, the Board of Trustees shall have the authority to authorize such variation from or amendments to the provisions of this Liquidation Plan as they may deem necessary or appropriate to effect the dissolution, liquidation, and termination of the Fund and the distribution of the Fund’s net assets to shareholders.

(b) Except as otherwise provided by applicable law, the Board of Trustees may terminate this Liquidation Plan and abandon the dissolution and liquidation contemplated hereby at any time prior to the Effective Date if, in the judgment of the Board of Trustees, the facts and circumstances make proceeding with the Liquidation Plan inadvisable.

10. GOVERNING LAW PROVISIONS. This Liquidation Plan shall be subject to and construed consistently with the Fund’s Declaration of Trust and By-Laws and shall otherwise be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

INSTITUTIONAL INVESTOR TRUST

By	/s/ Roland G. Caldwell, Jr.

Its	President

INSTRUCTIONS FOR SIGNING PROXIES

The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.
2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.
3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
CORPORATE ACCOUNTS
(1) ABC Corp	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe	John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
PARTNERSHIP ACCOUNTS
(1) The ABC Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Institutional Investor Trust

SECTOR ALLOCATION MODEL FUND SERIES

Special Meeting of Shareholders on July 5, 2016

Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Scott Antritt as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Sector Allocation Model Fund Series, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of the Trust, 1400 Center Road, Venice, Florida 34292, at 3:00 p.m. Eastern Time on July 5, 2016, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated June 15, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposal with respect to the Fund. You may only complete this proxy with respect to the Fund if you were a shareholder of record of the Fund as of June 2, 2016.

The Sector Allocation Model Fund
Proposal
To consider and vote upon a proposed Agreement and Plan of Dissolution and Liquidation providing for the complete dissolution, liquidation and termination of the Trust.	FOR [_____]	AGAINST [_____]	ABSTAIN [_____]

THE PROXY IS AUTHORIZED IN HIS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to (941) 496-4660; or (iii) electronic mail to compliance@ctrust.com. By returning this proxy, you authorize the proxy to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of approving the investment advisory and sub-advisory agreements described.

Signature:	Signature (if shares held jointly):
By:	By:

Print Name:	Print Name:

Date:	Date:

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.